EXHIBIT 99.1

Community Shores Reports 2008 Second Quarter Earnings

MUSKEGON, Mich., July 24, 2008 (PRIME NEWSWIRE) -- Community Shores Bank Corporation (Nasdaq:CSHB), Muskegon's only locally headquartered independent community banking organization, today reported second quarter 2008 net income of $11,000, or $0.01 per diluted share, compared with net income of $18,000, or $0.01 per diluted share for the second quarter of 2007. Six months year-to-date earnings were $43,000, or $0.03 per diluted share, compared with $246,000, or $0.17 per diluted share, for the first half of 2007. Year-over-year results reflect the impact of net interest margin compression and a decline in asset quality, partially offset by higher noninterest income.

"We are managing our business as conservatively as possible in the face of the daily shockwaves that impact the financial world," stated Heather D. Brolick, president and CEO of Community Shores Bank Corporation "Here in Michigan, we face additional challenges as our economy struggles to reinvent itself. We continue to maintain a strong reserve for loan losses, diligently monitor the condition of the local real estate market, and assess the impact of these factors on the financial health of our borrowers.

"We are making progress in several areas of our business," Brolick added. "Noninterest income is growing both in absolute terms and as a percentage of total revenue, thus reducing our reliance on interest income and swings in the credit market. In addition, we continue to take steps to streamline our operations and control expenses."

Total revenue, which includes net interest income and noninterest income, was $2.3 million for the second quarter of 2008, 7.6 percent lower than the year-ago level of $2.5 million. Driven by an 80 basis point decline in the net interest margin to 2.72 percent compared with the year-earlier margin of 3.52 percent, net interest income for the current quarter declined 17.9 percent to $1.69 million. The margin decline was partially offset by a 7.3 percent increase in average earning assets.

"Like many other commercially-oriented community banks, Community Shores is asset-sensitive," remarked Brolick. "The rapid decline in interest rates lowered our loan yield faster than our deposits could reprice, and our net interest margin has suffered as a result. Now that rates have leveled off, the repricing schedule for the remaining higher-rate deposits is accelerating and our net interest margin should begin to improve in the third quarter. We expect our margin to strengthen over the remainder of the year."

Noninterest income in the second quarter of 2008 grew 42.5 percent over the year-ago quarter, to $604,295, benefiting from recoveries and the settlement of a lawsuit which contributed approximately $118,000 to other income; in addition, service charges on deposits and gains on loan sales increased $13,308 and $40,047, respectively, over year-ago levels.

Expense management continues to be a key area of focus at Community Shores Bank. Noninterest expense was $2.1 million for the second quarter of 2008, down 2.7 percent from the prior-year second quarter, and 4.0 percent below first quarter 2008. Salaries and benefits were $1.2 million for the June quarter, an improvement of 7.0 percent from the year-ago quarter and 2.1 percent from the linked quarter. Staffing levels were reduced by eight FTE employees, or 9.3 percent, from year-earlier levels, which was a major factor contributing to lower salary and benefit costs in the current quarter.

Assets at June 30, 2008 totaled $265.3 million, an increase of $4.0 million, or 1.5 percent, over June 30, 2007. Total loans were $219.6 million, down $2.3 million, or 1.0 percent, from the year-ago quarter; compared with the first quarter of 2008, loans declined by $5.2 million, or 2.3 percent. "The economy is certainly not growing," acknowledged Ms. Brolick. "Given today's market conditions, our primary focus is servicing our existing customer base and adequately pricing for risk."

Deposits at June 30, 2008 were $230.2 million, up $2.1 million or 0.9 percent from the year-ago quarter; compared with the previous quarter, deposits declined by $12.5 million or 5.2 percent. Nearly 60% were brokered deposits intentionally allowed to run off.

Nonperforming assets (including 90 days past due and OREO) were $6.1 million, or 2.31 percent of total assets, at June 30, 2008; this compares with $5.5 million, or 1.96 percent of assets, at the end of first quarter 2008 and $3.2 million, or 1.21 percent of assets, for the year-ago quarter. The allowance for loan and lease losses was 1.56 percent of total loans at June 30, 2008, virtually unchanged from March 31, 2008 and substantially higher than the 1.26 percent reported for the year-ago quarter.

Shareholders' equity totaled $15.6 million at June 30, 2008, a decrease of $678,000 or 4.2 percent from June 30, 2007. The ratio of equity to assets was 5.88 percent at period-end, with shares outstanding totaling 1,468,800.

About the Company

Community Shores Bank Corporation is the only independent community banking organization headquartered in Muskegon. The Company serves businesses and consumers in the western Michigan counties of Muskegon and Ottawa from four branch offices. Community Shores Bank opened for business in January 1999, and has grown to $265 million in assets. The Company's stock is listed on the NASDAQ Capital Market under the symbol 'CSHB.' For further information, please visit the Company's web site at: www.communityshores.com.

Forward Looking Statements

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; changes in the local real estate market; and other factors, including risk factors, referred to from time to time in filings made by Community Shores with the Securities and Exchange Commission. Community Shores undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

                     COMMUNITY SHORES BANK CORPORATION
                      CONSOLIDATED FINANCIAL HIGHLIGHTS
 (dollars in                      Quarterly
 thousands --------------------------------------------------------
 except per   2008       2008      2007        2007        2007
 share data) 2nd Qtr    1st Qtr   4th Qtr     3rd Qtr     2nd Qtr
           ---------- ---------- ----------  ----------  ----------
 EARNINGS
  Net
   interest
   income       1,688      1,850      1,830       2,099       2,057
  Provision
   for loan
   and
   lease
   losses         153        231      1,130         407         268
  Non-
   interest
   income         604        643        418         417         424
  Non-
   interest
   expense      2,150      2,239      2,516       2,284       2,209
  Pre tax
   income         (10)        23     (1,398)       (175)          4
  Net
   Income          11         32       (866)       (103)         18
  Basic
   earnings
   per
   share   $     0.01 $     0.02 $    (0.63) $    (0.07) $     0.01
  Diluted
   earnings
   per
  share    $     0.01 $     0.02 $    (0.62) $    (0.07) $     0.01
  Average
   shares
   out-
   standing 1,468,800  1,468,800  1,468,800   1,468,800   1,468,800
  Average
   diluted
   shares
   out-
   standing 1,468,800  1,468,800  1,468,800   1,474,236   1,481,462

 PERFORMANCE
  RATIOS
  Return on
   average
   assets        0.02%      0.05%     -1.29%      -0.16%       0.03%
  Return on
   average
   common
   equity        0.28%      0.82%    -21.26%      -2.51%       0.44%
  Net
   interest
   margin        2.72%      2.88%      2.95%       3.44%       3.52%
  Efficiency
   ratio        93.76%     89.81%    111.96%      90.78%      89.02%
  Full-time
   equivalent
   employees       78         80         86          84          86

 CAPITAL
  End of
   period
   equity to
   assets        5.88%      5.67%      5.71%       6.12%       6.23%
  Tier 1
   capital to
   end of
   period
   assets        5.88%      5.59%      5.69%       6.16%       6.34%
  Book
   value
   per
   share   $    10.63 $    10.76 $    10.63  $    11.14  $    11.09

 ASSET
  QUALITY
  Gross
   loan
   charge-
   offs           314        323        650         101          69
  Net loan
   charge-
   offs           281        309        638          92          60
  Net loan
   charge-
   offs to
   avg loans
  (annualized)   0.51%      0.54%      1.10%       0.16%       0.11%
  Allowance
   for loan
   and lease
   losses       3,397      3,525      3,603       3,111       2,796
  Allowance
   for losses
   to total
   loans         1.56%      1.57%      1.55%       1.35%       1.26%
  Past due
   and
   nonaccrual
   loans (90
   days)        4,264      3,625      6,017       3,099       2,356
  Past due
   and
   nonaccrual
   loans
   to
   total
   loans         1.94%      1.61%      2.59%       1.34%       1.06%
  Other real
   estate and
   repossessed
   assets       1,862      1,845        567         870         810
  NPA +90 day
   past due
   to total
   assets        2.31%      1.96%      2.41%       1.48%       1.21%

 END OF
  PERIOD
  BALANCES
  Loans
   (including
   held for
   sale)      219,616    224,796    232,505     230,892     221,921
  Total
   earning
   assets     247,162    260,707    256,874     249,757     243,643
  Total
   assets     265,348    278,758    273,458     267,284     261,305
  Deposits    230,229    242,767    237,950     225,216     228,115
  Share-
   holders'
   equity      15,613     15,805     15,614      16,363      16,290

 AVERAGE
  BALANCES
  Loans       220,820    230,778    231,122     227,546     213,402
  Total
   earning
   assets     254,201    262,269    251,989     247,069     237,008
  Total
   assets     271,003    279,076    268,400     264,112     253,577
  Deposits    235,501    243,825    230,252     223,540     216,749
  Share-
   holders'
   equity      15,629     15,597     16,291      16,411      16,430

                                                  Year to date
 (dollars in thousands except per           ----------------------
  share data)                                  2008        2007
                                            ----------  ----------

 EARNINGS
  Net interest income                            3,539       4,045
  Provision for loan and lease losses              384         395
  Noninterest income                             1,247         879
  Noninterest expense                            4,389       4,256
  Pre tax income                                    13         273
  Net Income                                        43         246
  Basic earnings per share                  $     0.03  $     0.17
  Diluted earnings per share                $     0.03  $     0.17
  Average shares outstanding                 1,468,800   1,468,767
  Average diluted shares outstanding         1,468,800   1,485,129

 PERFORMANCE RATIOS
  Return on average assets                        0.03%       0.20%
  Return on average common equity                 0.55%       3.01%
  Net interest margin                             2.80%       3.50%
  Efficiency ratio                               91.65%      86.42%
  Full-time equivalent employees                    78          86

 CAPITAL
  End of period equity to assets                  5.88%       6.52%
  Tier 1 capital to end of period assets          5.88%       6.58%
  Book value per share                      $    10.63  $    11.17

 ASSET QUALITY
  Gross loan charge-offs                           637         170
  Net loan charge-offs                             590         148
  Net loan charge-offs to avg loans
   (annualized)                                   0.52%       0.14%
  Allowance for loan and lease losses            3,397       2,796
  Allowance for losses to total loans             1.56%       1.26%
  Past due and nonaccrual loans (90 days)        4,264       2,356
  Past due and nonaccrual loans to total
   loans                                          1.94%       1.06%
  Other real estate and repossessed assets       1,862         810
  NPA +90 day past due to total assets            2.31%       1.21%

 END OF PERIOD BALANCES
  Loans (including held for sale)              219,616     221,921
  Total earning assets                         247,162     243,643
  Total assets                                 265,348     261,305
  Deposits                                     230,229     228,115
  Shareholders' equity                          15,613      16,290

 AVERAGE BALANCES
  Loans                                        225,799     210,442
  Total earning assets                         234,490     234,490
  Total assets                                 250,626     250,626
  Deposits                                     239,663     215,286
  Shareholders' equity                          15,648      16,343

                           Community Shores Bank Corporation
                     Condensed Consolidated Statements of Income
                                      (Unaudited)

                          Three      Three       Six        Six
                          Months     Months     Months     Months
                          Ended      Ended      Ended      Ended
                         06/30/08   06/30/07   06/30/08   06/30/07
                        ---------- ---------- ---------- ----------

 Interest and dividend
  income
 Loans, including fees  $3,669,248 $4,268,819 $7,814,750 $8,325,841
 Securities (including
  FHLB dividends)          213,074    218,331    428,568    419,804
 Federal funds sold
  and other interest
  income                    66,978     47,671    151,355    118,340
                        ---------- ---------- ---------- ----------
   Total interest
    income               3,949,300  4,534,821  8,394,673  8,863,985
 Interest expense
 Deposits                2,061,904  2,209,884  4,414,159  4,321,375
 Repurchase agreements
  and federal funds
  purchased and other
  debt                      14,462     89,508     36,564    140,507
 Federal Home Loan Bank
  advances and notes
  payable                  184,278    178,500    404,847    356,907
                        ---------- ---------- ---------- ----------
   Total interest
    expense              2,260,644  2,477,892  4,855,570  4,818,789

 Net interest Income     1,688,656  2,056,929  3,539,103  4,045,196
 Provision for loan
  losses                   153,368    268,100    384,084    395,331
                        ---------- ---------- ---------- ----------

 Net interest income
  after provision for
  loan losses            1,535,288  1,788,829  3,155,019  3,649,865
 Noninterest income
 Service charges on
  deposit accounts         251,970    238,662    483,053    447,057
 Gain on sale of loans     110,736     70,689    255,499    204,580
 Gain on sale of
  securities                     0          0          0      1,986
 Gain (loss) on
  disposal of equipment          0          0          0         80
 Other                     241,589    114,809    508,277    225,573
                        ---------- ---------- ---------- ----------
   Total noninterest
    income                 604,295    424,160  1,246,829    879,276

 Noninterest expense

 Salaries and employee
  benefits               1,196,539  1,285,974  2,418,926  2,421,696
 Occupancy                 151,651    140,286    327,431    283,575
 Furniture and
  equipment                171,082    163,653    342,644    309,999
 Advertising                30,198     32,928     55,427     90,828
 Data Processing           121,690    112,716    236,163    217,396
 Professional services     120,491    131,631    280,145    272,582
 Other                     358,232    341,377    728,158    659,586
                        ---------- ---------- ---------- ----------
   Total noninterest
    expense              2,149,883  2,208,565  4,388,894  4,255,662

 Income before income
  taxes                    (10,300)     4,424     12,954    273,479
 Federal income tax
  expense                  (21,143)   (13,353)   (29,822)    27,074
                        ---------- ---------- ---------- ----------
 Net Income             $   10,843 $   17,777 $   42,776 $  246,405
                        ========== ========== ========== ==========

 Weighted average
  shares outstanding     1,468,800  1,468,800  1,468,800  1,468,767
                        ========== ========== ========== ==========
 Diluted average
  shares outstanding     1,468,800  1,481,462  1,468,800  1,485,129
                        ========== ========== ========== ==========
 Basic income per share $     0.01 $     0.01 $     0.03 $     0.17
                        ========== ========== ========== ==========
 Diluted income per
  share                 $     0.01 $     0.01 $     0.03 $     0.17
                        ========== ========== ========== ==========

                     Community Shores Bank Corporation
               Condensed Consolidated Statements of Condition

                            June 30,    December 31,    June 30,
                              2008          2007          2007
                           (Unaudited)    (Audited)    (Unaudited)
                          ------------  ------------  ------------

 ASSETS
 Cash and due from
  financial institutions  $  4,384,505  $  3,329,626  $  4,268,013
 Interest-bearing
  deposits in other
  financial institutions        57,900       201,290        78,256
 Federal funds sold          8,245,000     4,346,000     2,650,000
                          ------------  ------------  ------------
   Total cash and cash
    equivalents             12,687,405     7,876,916     6,996,269

 Securities
  Available for sale        12,624,510    13,194,645    13,742,318
  Held to maturity           6,618,577     6,627,534     5,251,301
                          ------------  ------------  ------------
  Total securities          19,243,087    19,822,179    18,993,619

 Loans held for sale         1,288,292     2,285,966       533,602

 Loans                     218,327,250   230,219,420   221,386,822
 Less: Allowance for loan
  losses                     3,397,169     3,602,948     2,796,103
                          ------------  ------------  ------------
   Net loans               214,930,081   226,616,472   218,590,719

 Federal Home Loan Bank
  stock                        404,100       404,100       404,100
 Premises and equipment,
  net                       12,174,452    12,488,593    12,207,028
 Accrued interest
  receivable                   943,828     1,159,804     1,239,181
 Other assets                3,676,296     2,804,033     2,340,324
                          ------------  ------------  ------------
   Total assets           $265,347,541  $273,458,063  $261,304,842
                          ============  ============  ============

 LIABILITIES AND
  SHAREHOLDERS' EQUITY
 Deposits
  Non interest-bearing    $ 18,080,753  $ 16,708,504  $ 19,519,568
  Interest-bearing         212,148,621   221,241,941   208,595,407
                          ------------  ------------  ------------
   Total deposits          230,229,374   237,950,445   228,114,975

 Federal funds purchased
  and repurchase
  agreements                 4,158,428     4,400,611     5,018,681
 Federal Home Loan Bank
  advances                   6,000,000     6,000,000     6,000,000
 Subordinated debentures     4,500,000     4,500,000     4,500,000
 Notes payable               4,200,000     4,206,043       800,000
 Accrued expenses and
  other liabilities            647,103       786,639       580,870
                          ------------  ------------  ------------
   Total liabilities       249,734,905   257,843,738   245,014,526

 Shareholders' Equity
  Common Stock, no par
   value: 9,000,000
   shares authorized,
   1,468,800 issued         13,296,691    13,296,691    13,296,462
  Retained earnings          2,298,319     2,255,543     3,274,179
  Accumulated other
   comprehensive deficit        17,626        62,091      (280,325)
                          ------------  ------------  ------------

   Total shareholders'
    equity                  15,612,636    15,614,325    16,290,316
                          ------------  ------------  ------------
   Total liabilities and
    shareholders' equity  $265,347,541  $273,458,063  $261,304,842
                          ============  ============  ============

CONTACT:  Community Shores Bank Corporation
          Heather D. Brolick, President and CEO
            1-231-780-1845
            hbrolick@communityshores.com
          Tracey A. Welsh, Senior Vice President and CFO
            1-231-780-1847
            twelsh@communityshores.com